Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.1a-11(c) or Section 240.1a-12

               WALDEN RESIDENTIAL PROPERTIES, INC.
         (Name of Registrant as Specified In Its Charter)

               WALDEN RESIDENTIAL PROPERTIES, INC.
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

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    Act Rule 14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11

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         applies: Not applicable.

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         applies:  Not applicable.

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         computed pursuant to Exchange Act Rule 0-11:*  Not
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         applicable.

* Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by
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         Date Filed:  Not applicable.



               WALDEN RESIDENTIAL PROPERTIES, INC.
                        One Lincoln Centre
                         5400 LBJ Freeway
                            Suite 400
                       Dallas, Texas  75240


             NOTICE OF SPECIAL MEETING OF HOLDERS OF
      9.16% SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK
                   TO BE HELD NOVEMBER 13, 1996

To the Holders of 9.16% Series B Convertible Redeemable Preferred
Stock of Walden Residential Properties, Inc.:

     Notice is hereby given that a Special Meeting of Holders of 9.16% Series B Convertible Redeemable Preferred Stock (the "Special Meeting") of Walden Residential Properties, Inc., a Maryland corporation (the "Company"), will be held at the Company's offices at One Lincoln Centre, 5400 LBJ Freeway, Suite 400, Dallas, Texas, on November 13, 1996, at 10:00 a.m. local time, for the purpose approving a proposal (the "Proposal") to permit the Company to issue a series of its preferred stock ranking senior to the 9.16% Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company. Because approval of the Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Series B Preferred Stock, it is desirable that as large a proportion as possible of the stockholders' interests be represented at the Special Meeting. Whether or not you plan to be present at the Special Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Special Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

     Only holders of record of the Series B Preferred Stock of the Company at the close of business on October 31, 1996 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof, notwithstanding any transfer of the Series B Preferred Stock on the books of the Company after such record date.

By Order of the Board of Directors,



EDWARD H. HATZENBUEHLER
Secretary
Dallas, Texas
November ___, 1996


                WALDEN RESIDENTIAL PROPERTIES, INC.
                        One Lincoln Centre
                         5400 LBJ Freeway
                            Suite 400
                       Dallas, Texas  75240


                         PROXY STATEMENT
               SPECIAL MEETING OF HOLDERS OF 9.16%
         SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

                   To Be Held November 13, 1996

     This Proxy Statement and the accompanying proxy card and Notice of Special Meeting of Holders of Series B Convertible Redeemable Preferred Stock are first being mailed to holders (the "Stockholders") of the 9.16% Series B Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), of Walden Residential Properties, Inc., a Maryland corporation (the "Company"), on or about November ____, 1996, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors") to be exercised at the Special Meeting of Stockholders (the "Meeting") to be held at the Company's offices at One Lincoln Centre, 5400 LBJ Freeway, Suite 400, Dallas, Texas, on Wednesday, November 13, 1996, at 10:00 a.m.

     At the Meeting, the Stockholders will be asked to consider and vote on a proposal to authorize the issuance by the Company of up to $100 million of shares of a series of the Company's preferred stock ranking senior to the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company (the "Proposal"). The Board of Directors does not know of any other matter that is to come before the Meeting.

     Only Stockholders of record as of the close of business on October 31, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were _____________ shares of Series B Preferred Stock issued and outstanding and entitled to vote. Each Stockholder of record on the Record Date is entitled to one vote for each share of Series B Preferred Stock held. A majority of the outstanding shares of Series B Preferred Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the Stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

     Approval of at least a majority of the issued and outstanding shares of Series B Preferred Stock will be necessary for the approval of the Proposal. Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. For purposes of the Proposal, abstentions and broker non-votes (defined below) will have the same legal effect as a vote AGAINST the Proposal.

     Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors, and, immediately after reviewing the information contained in, and incorporated by reference in, this Proxy Statement, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the approval of the Proposal. Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering to the Secretary of the Company a later-dated proxy.

     None of the directors or executive officers of the Company owns any shares of Series B Preferred Stock.

                     APPROVAL OF THE PROPOSAL

General

     The terms of the Series B Preferred Stock prohibit the Company from creating a class or series of capital stock ranking senior to the Series B Preferred Stock as to dividends or upon liquidation, dissolution or winding up of the Company without the affirmative vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock outstanding at the time. The Board of Directors of the Company is proposing to issue, through the filing of Articles Supplementary to the Company's Articles of Incorporation, as amended and restated (the "Articles"), a class of preferred stock to be entitled "_________________" (the "New Preferred Stock"), which class will be senior in right as to payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company to the Series B Preferred Stock. Assuming the Proposal is approved, the New Preferred Stock will be issued in a public offering to be commenced as soon as practicable following the Meeting. The Company is proposing to issue the New Preferred Stock to enable it to take advantage of existing and future acquisition opportunities.

Terms

     Although the final terms of the New Preferred Stock will be subject to negotiation between the Company and the underwriters of the public offering of the New Preferred Stock, management anticipates the New Preferred Stock will have the following terms:
(i) dividends on each share of New Preferred Stock will be payable quarterly at a rate to be determined pursuant to negotiations between the Company and the underwriters, which dividend will be senior in right to dividends payable on the Series B Preferred Stock, the Company's 9.16% Series A Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and the Company's common stock, par value $.01 per share (the "Common Stock"); (ii) the New Preferred Stock will be redeemable, at the sole option of the Company at any time, in whole or in part, after a date and at a price to be determined pursuant to negotiations between the Company and the underwriters; (iii) the holders of New Preferred Stock shall have voting rights comparable to those of the holders of the Series B Preferred Stock; and (iv) upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of the New Preferred Stock shall be entitled to receive the stated value of a share of New Preferred Stock, which is anticipated to be $25.00, per share, plus accrued and unpaid dividends, before any distribution or payment shall be made to the holders of Series B Preferred Stock, Series A Preferred Stock or Common Stock, but subject to the prior preferences and other rights of any series of capital stock of the Company ranking senior to the New Preferred Stock. No shares of New Preferred Stock may be redeemed unless full cumulative dividends on all shares of New Preferred Stock have been or contemporaneously are declared and paid and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period unless all outstanding shares of New Preferred Stock are simultaneously redeemed. The New Preferred Stock will not be convertible into any other class or series of capital stock of the Company, will have no sinking fund and will have no preemptive rights. The New Preferred Stock may be sold in units consisting of shares of New Preferred Stock and warrants exercisable for shares of Common Stock. The final terms of the New Preferred Stock will be determined by the Board of Directors of the Company and shall be set forth in Articles Supplementary to the Articles to be filed by the Company with the Department of Assessments and Taxation of the State of Maryland.

THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
ISSUANCE OF THE NEW PREFERRED STOCK AND RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE PROPOSAL.


         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Proxy Statement: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1995; (ii) the Company's Quarterly Report on Form 10-K for the three months ended March 31, 1996; and (iii) the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 1996.

     In addition, all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

     This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. Copies of such documents (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference) are available, without charge, to any person, including any beneficial owner to whom this Proxy Statement is delivered, on written or oral request delivered to Walden Residential Properties, Inc., One Lincoln Centre, 5400 LBJ Freeway, Suite 400, Dallas, Texas 75240, telephone number (972) 788-0510, attention Deborah B. Attner.

                      STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1997 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than December 3, 1996, in order to be included in the proxy statement and form of proxy for such meeting.

                     EXPENSES OF SOLICITATION

     The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies.

                          OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for action at the Meeting.


                              By Order of the Board of Directors,




                              EDWARD H. HATZENBUEHLER
                              Secretary

November ___, 1996
Dallas, Texas


     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE
ENCLOSED PROXY.  YOUR COOPERATION IN GIVING THESE MATTERS YOUR
IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS
APPRECIATED.

                          REVOCABLE PROXY

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              OF WALDEN RESIDENTIAL PROPERTIES, INC.

     The undersigned hereby appoint(s) Don R. Daseke and Mark S. Dillinger, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Special Meeting of Holders of the Company's 9.16% Series B Convertible Redeemable Preferred Stock (the "Special Meeting") of Walden Residential Properties, Inc. (the "Company") to be held on Wednesday, November 13, 1996, at the Company's offices, One Lincoln Centre, 5400 LBJ Freeway, Suite 400, Dallas, Texas, commencing at 10:00 a.m., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act on the proposal to authorize the issuance by the Company of a series of its preferred stock ranking senior to the Company's 9.16% Series B Convertible Redeemable Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution and winding up of the Company as follows:

     [ ]    FOR           [ ]   AGAINST        [ ]   ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

     Your Board of Directors unanimously recommends that you vote
FOR the Proposal. Accordingly, please complete, sign, date and return envelope. No postage is required for mailing in the United States.

Date: _________________, 1996      ______________________________
                                   Signature(s)


                                   ______________________________
                                   Signature(s)

                                   IMPORTANT:  Please date this
                                   proxy and sign exactly as your
                                   name appears to the left.  If
                                   shares are held by joint
                                   tenants, both should sign.
                                   When signing as attorney,
                                   executor, administrator,
                                   trustee or guardian, please
                                   give title as such.  If a
                                   corporation, please sign in
                                   full corporate name by
                                   president or other authorized
                                   officer.  If a partnership,
                                   please sign in partnership name
                                   by authorized person.